                                                                    EXHIBIT 10.6


Warrant No.

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED,OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.



          VOID BEFORE APRIL 11, 1998 AND AFTER 5:00 P.M. NEW YORK TIME,
                                ON APRIL 11, 2001

                             ONCOGENE SCIENCE, INC.

                   Warrant to Purchase Shares of Common Stock



                                                                 ________ Shares

         THIS CERTIFIES that, for good and valuable consideration received ______________ (the "Holder"), is entitled to subscribe for and purchase from Oncogene Science, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time after April 11, 1998 and before 5:00 P.M. New York City time on April 11, 2001 (the "Exercise Period"), all or any portion of ___________ shares of common stock of the Company, par value $0.01 per share ("Common Stock"), subject to adjustment as provided herein (the "Warrant Shares"), at a price of $9.319 per share, subject to adjustment as provided herein (the "Exercise Price"). Notwithstanding the foregoing, upon a "change of control" of the Company at any time prior to April 11, 1998, this Warrant shall be immediately exercisable. For purposes of this Warrant, "change of control" shall mean (i) a transfer of shares of capital stock of the Company to a third party, as a result of which transfer such third party obtains the right to elect a majority of the Board of Directors of the Company, or (ii) a sale or other disposition (whether effected by a merger, consolidation or otherwise) of all or substantially all of the outstanding capital stock of the Company or all or substantially all of the assets of the Company. The Warrant Shares are entitled to the registration rights set forth in that certain Registration

Rights Agreement dated April 11, 1996 among Barry Katz, Barry S. Roberts, John McLaughlin, Cedric Pearce, Robert Capon, Steven Winegar and the Company.

         1. Method of Exercise. (a) This Warrant may be exercised at any time during the Exercise Period, as to the whole or any lesser number of Warrant Shares, by the surrender of this Warrant (with the election at the end hereof duly executed) to the Company at its office at 106 Charles Lindbergh Boulevard, Uniondale, New York 11553-3649 or at such other place as may be designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised.

               (b) Upon any exercise of this Warrant, in lieu of any fractional Warrant Shares to which the Holder shall be entitled, the Company shall pay to the Holder cash in accordance with the provisions of Section 5(d) hereof.

         2. Issuance of Certificates. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, upon surrender of this Warrant for cancellation, the Company shall execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

         3. Recording of Transfer. Any warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his or its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new warrant or warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder hereof, for another warrant, or other warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the

Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause this Warrant to be transferred on its books to any person if, in the written opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

         4. Reservation of Shares of Common Stock. The Company shall at all times reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full payment therefor, shall be validly issued, fully paid, nonassessable and free of preemptive rights.

         5.    Exercise Price Adjustments.  Subject to the provisions of this
Section 5, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

               (a)   In case the Company shall at any time after the date hereof
(i) declare a dividend or make a distribution on the outstanding shares of Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding shares of Common Stock, (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of Common Stock by reclassification of shares of Common Stock, other than a change in par value, or from par value to no par value, or from no par value to par value, but including any such reclassification in connection with the consolidation or merger of the Company with or into another corporation (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price in effect at the time of the record date of such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) In case the Company shall distribute to all holders of shares of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the surviving or continuing corporation) evidences of its indebtedness, cash, or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 5(e) hereof) per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share of Common Stock, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

                  (c) Whenever there shall be an adjustment as provided in this Section 5, the Company shall, within 15 days thereafter, cause written notice thereof to be sent by registered mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable hereunder and the Exercise Price thereof after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

                  (d) The Company shall not be required to issue fractions of shares of Common Stock or other shares of the Company upon the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of this Warrant (or specified portions thereof), the Company may issue a whole share in lieu of such fraction or the Company may purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such shares of Common Stock on the date of exercise of this Warrant.

                  (e) For the purposes of the various provisions of this Warrant, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the thirty (30) consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price or, in case no such reported sale takes place on such day, the closing bid price, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the Common Stock as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by NASDAQ or any similar organization, the fair value of a share of Common Stock on such date, as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error, shall be used.

                  (f) No adjustment in the Exercise Price shall be required if such adjustment is less than $0.05; provided, however, that any adjustments which by reason of this Section 5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest thousandth of a share, as the case may be.

                  (g) Upon each adjustment of the Exercise Price as a result of the calculations made in this Section 5, the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock (calculated to the nearest hundredth) obtained by dividing (i) the product obtained by multiplying the number of shares of Common Stock purchasable upon exercise of the Warrants prior to adjustment of the number of shares of Common Stock by the Exercise Price in effect prior to adjustment of the Exercise Price by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

                  (h) Whenever the Exercise Price is adjusted as provided in this Section 5, the Company will promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (which may be the regular auditors of the Company) setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment, and will make available a brief summary thereof to the holder of this Warrant, at its address listed on the register maintained for that purpose (which summary may be included in any notice of adjustment required by Section 5(c) hereof).

         6. Consolidations and Mergers. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or in case of any sale, lease or conveyance to another corporation of the property and assets of any nature of the Company as an entirety or substantially as an entirety (such actions being hereinafter collectively referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of this Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and amount of shares of stock or other securities, cash or other property which would otherwise have been deliverable to a holder of the number of shares of Common Stock upon the exercise of this Warrant upon such Reorganization if this Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of the Holder so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company, or any successor thereto, and the Holder and shall for all purposes hereof conclusively be deemed to be an appropriate adjustment. The Company shall not effect any such Reorganization unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

               (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, consolidation or merger. Thereafter, appropriate provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

               (c) The above provisions of this Section 6 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.

         7. Notice of Certain Events. In case at any time any of the following occur:

               (a) The Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

               (b) The Company shall offer to all the holders of its shares of Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

               (c) The Company shall take any action to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease or conveyance of property, described in
Section 6; or

               (d) The Company shall take any action to effect any liquidation, dissolution or winding-up of the Company or a sale of all or substantially all of its property, assets and business;

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the

Warrant Register, mailed at least fifteen (15) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such offer to holders of shares of Common Stock is made, or (iii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up.

         8. Legend. The certificate or certificates evidencing the Warrant Shares shall bear the following legend:

                      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN NOT
               REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

         9. Replacement of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         10. No Rights as Stockholder. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

         11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

               (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company; or

               (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holder.

         12. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

         13. Headings. The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

         14. Governing Law. This Warrant shall be construed in accordance with the laws of the State of New York applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

         15. Modification of Agreement. This Warrant shall not otherwise be modified, supplemented or amended in any respect unless such modification, supplement or amendment is in writing and signed by the Company and the Holder of this Warrant and Holders of any portion of the Warrant subsequently assigned or transferred in accordance with the terms of this Warrant.

         16. Consent to Jurisdiction. The Company and the Holder irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously with this Warrant, or a breach of this Warrant or any such document or instrument.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date set forth below.



Dated:  April 11, 1996

                                       ONCOGENE SCIENCE, INC.


                                       By:  /s/ COLIN GODDARD
                                          -------------------------------------
                                          Name:  Colin Goddard
                                               --------------------------------
                                          Title:  VP, Pharmaceutical Operations
                                                -------------------------------

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

         FOR VALUE RECEIVED,                         hereby sells, assigns, and
transfers unto               , having an address at
                           , the attached Warrant to the extent of the right to
purchase              shares of Common Stock of $0.01 par value per share, of
Oncogene Science, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint as attorney to transfer such Warrant on the books of the Company, with full power of substitution.


Dated:                , 199
       ---------------     -

                                               -------------------------------
                                               Print name of holder of Warrant

                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

                                 NOTICE

         The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:

                  The undersigned hereby exercises its rights to purchase
              Warrant Shares covered by the within Warrant and tenders payment
herewith in the amount of $               in accordance with the terms thereof,
and requests that certificates for such securities be issued in the name of, and delivered to:




                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:                            Name:
      --------------------             -----------------------------------------
                                                        (Print)


                                             -----------------------------------
                                                         (Signature)
                                             (Signature must conform to the name
                                             of the Warrant Holder specified on
                                             the face of the Warrant)

Address: